UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway Lewisville, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 10, 2019, Orthofix Medical Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The total number of common shares eligible to vote as of the record date, April 23, 2019, was 19,067,971 and, pursuant to the Company’s Bylaws, 9,533,986 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of common shares present or represented at the Annual Meeting was 17,095,675, and a quorum therefore existed.

At the Annual Meeting:

1.

Election of Board of Directors. The following persons were elected by a plurality of the votes cast at the Annual Meeting as directors of the Company for a one-year term expiring at the 2020 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
James F. Hinrichs	15,597,482	436,662	1,061,531
Alexis V. Lukianov	15,738,789	295,355	1,061,531
Lilly Marks	15,820,279	213,865	1,061,531
Bradley R. Mason	15,959,591	74,553	1,061,531
Ronald A. Matricaria	15,662,401	371,743	1,061,531
Michael E. Paolucci	15,794,613	239,531	1,061,531
Maria Sainz	15,627,674	406,470	1,061,531
John Sicard	15,653,125	381,019	1,061,531

2.

Advisory and Non-Binding Resolution to Approve Executive Compensation. The advisory and non‑binding resolution to approve executive compensation was approved by a vote of (i) 15,644,163 in favor, (ii) 385,050 against, (iii) 4,931 abstaining, and (iv) 1,061,531 broker non-votes.

3.

Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2019 was ratified by a vote of (i) 16,619,706 in favor, (ii) 471,782 against, and (iii) 4,187 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Administrative Officer

Date: June 11, 2019